Exhibit 99.2

Levitt Corporation
Consolidated Statements of Financial Condition — Unaudited
(In thousands except share data)

	March 31,	December 31,
	2005	2004
Assets

Cash and cash equivalents	$134,784	125,522
Restricted cash	1,041	2,017
Notes receivable	4,284	4,484
Inventory of real estate	401,818	413,471
Investments in real estate joint ventures	475	608
Investment in Bluegreen Corporation	82,761	80,572
Investment in unconsolidated trust	699	—
Property and equipment, net	34,832	31,137
Other assets	22,849	20,656

Total assets	$683,543	678,467

Liabilities and Shareholders’ Equity

Accounts payable and accrued liabilities	$66,255	66,271
Customer deposits	41,524	43,022
Current income tax payable	18,822	4,314
Notes and mortgage notes payable	184,294	221,605
Notes and mortgage notes payable to affiliates	23,605	46,621
Junior subordinated debentures	23,196	—
Deferred tax liability, net	1,605	1,845

Total liabilities	359,301	383,678

Shareholders’ equity:
Preferred stock, $0.01 par value Authorized: 5,000,000 shares Issued and outstanding: no shares	—	—
Common stock, Class A, $0.01 par value Authorized: 50,000,000 shares Issued and outstanding: 18,597,166 shares	186	186
Common stock, Class B, $0.01 par value Authorized: 10,000,000 shares Issued and outstanding: 1,219,031 shares	12	12
Additional paid-in capital	180,734	180,790
Retained earnings	143,065	113,643
Accumulated other comprehensive income	245	158

Total shareholders’ equity	324,242	294,789

Total liabilities and shareholders’ equity	$683,543	678,467

Levitt Corporation
Consolidated Statements of Income — Unaudited
(In thousands, except per share data)

	Three Months
	Ended March 31,
	2005	2004
Revenues:
Sales of real estate	$198,866	98,523
Title and mortgage operations	948	970

Total revenues	199,814	99,493

Costs and expenses:
Cost of sales of real estate	130,589	69,665
Selling, general and administrative expenses	23,146	14,047
Interest expense, net	—	58
Other expenses	1,316	616
Minority interest	—	25

Total costs and expenses	155,051	84,411

Earnings from Bluegreen Corporation	2,138	2,086
Earnings from real estate joint ventures	90	3,607
Interest and other income	1,322	478

Income before income taxes	48,313	21,253

Provision for income taxes	18,495	8,198

Net income	$29,818	13,055

Earnings per common share:
Basic	$1.50	0.88
Diluted	$1.49	0.87

Weighted average common shares outstanding:
Basic	19,816	14,816
Diluted	20,023	14,852

Dividends declared per common share:
Class A common stock	$0.02	—
Class B common stock	$0.02	—

LEVITT CORPORATION AND SUBSIDIARIES
Summary of Selected Financial Data (unaudited)

	As of or for the Three Months Ended
(dollars in thousands, except per share and average price data)	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
Consolidated Operations:
Revenues from sales of real estate	$198,866	175,706	132,893	142,530	98,523
Cost of sales of real estate	130,589	130,420	98,513	107,676	69,665

Margin (a)	$68,277	45,286	34,380	34,854	28,858
Earnings from Bluegreen Corporation	$2,138	2,417	5,790	2,775	2,086
Selling, general & administrative expenses	$23,146	20,768	17,298	18,888	14,047
Net income	$29,818	17,013	13,660	13,687	13,055

Basic earnings per share	$1.50	0.86	0.69	0.70	0.88
Diluted earnings per share (b)	$1.49	0.85	0.66	0.68	0.87
Average shares outstanding	19,816,197	19,816,197	19,816,197	19,596,417	14,816,197
Diluted shares outstanding	20,023,233	19,961,471	19,872,025	19,638,094	14,852,182

Dividends declared per common share	$0.02	0.02	0.02	—	—

Key Performance Ratios:
S, G & A expense as a percentage of total revenues	11.6%	11.7%	12.9%	13.1%	14.1%
Return on average shareholders’ equity, trailing 12 mos. (d)	25.1%	26.5%	24.6%	22.4%	28.6%
Ratio of debt to shareholders’ equity	71.3%	91.0%	93.1%	85.6%	125.1%
Ratio of debt to total capitalization	41.6%	47.6%	48.2%	46.1%	55.6%
Ratio of net debt to total capitalization	17.3%	25.3%	27.9%	22.1%	40.8%

Consolidated Balance Sheet Data:
Cash	$134,784	125,522	109,746	118,971	45,851
Inventory of real estate	401,818	413,471	428,304	383,999	268,410
Investment in Bluegreen Corporation	82,761	80,572	80,752	75,678	72,496
Total assets	683,543	678,467	652,137	611,104	418,729
Total debt	231,095	268,226	260,346	228,578	172,906
Total liabilities	359,301	383,678	372,368	344,159	280,491
Shareholders’ equity	324,242	294,789	279,769	266,945	138,238

Homebuilding Division (e):
Revenues from sales of real estate	$117,987	156,196	112,431	125,005	78,664
Cost of sales of real estate	93,579	122,267	88,499	98,856	61,475

Margin (a)	$24,408	33,929	23,932	26,149	17,189
Margin percentage (c)	20.7%	21.7%	21.3%	20.9%	21.9%
New orders (units)	605	314	357	534	474
New orders ($)	$165,281	76,562	87,194	134,036	130,124
Construction starts	347	349	461	783	701
Homes delivered	501	675	534	576	341
Average selling price of homes delivered	$236,000	231,000	211,000	217,000	231,000
Backlog of homes (units)	1,918	1,814	2,175	2,352	2,186
Backlog of homes ($)	$496,006	448,647	528,281	553,518	510,231

Land Division (f):
Revenues from sales of real estate	$66,551	19,139	20,163	37,577	19,321
Cost of sales of real estate	27,090	9,083	10,085	15,702	7,968

Margin (a)	$39,461	10,056	10,078	21,875	11,353
Margin percentage (c)	59.3%	52.5%	50.0%	58.2%	58.8%
Acres sold	1,304	293	133	492	294
Inventory of real estate (acres) (g)	7,045	8,349	8,632	8,765	4,822
Inventory of real estate ($)	$106,645	122,056	123,867	114,202	43,594
Acres subject to firm sales contracts	543	1,833	711	801	1,268
Acres subject to firm sales contracts (sales value)	$59,624	121,095	58,657	71,089	97,482

(a)	Margin is calculated as sales of real estate minus cost of sales of real estate.
(b)	Diluted earnings per share takes into account the dilution in earnings we recognize from Bluegreen as a result of outstanding securities issued by Bluegreen that enable the holders thereof to acquire shares of Bluegreen’s common stock.
(c)	Margin percentage is calculated by dividing margin by sales of real estate.
(d)	Calculated by dividing net income by average shareholders’ equity. Average shareholders’ equity is calculated by averaging beginning and end of period shareholders’ equity balances.
(e)	Excludes joint ventures. Backlog includes all homes subject to sales contracts.
(f)	Includes land sales to Homebuilding division, if any. These inter-segment transactions are eliminated in consolidation.
(g)	Includes 4,657 estimated net saleable acres as of 3/31/2005.

LEVITT AND SONS
Homebuilding Communities
As of: 3/31/05

		Type of	Sales	Planned	Closed		Sold	Net Units
Community	Location	Community	Started	Units (a)	Units	Inventory	Backlog	Available
Currently in Development
Cascades — St. Lucie West (b)	Port St. Lucie, FL	Active Adult	2000	1,158	1,080	78	51	27
Summit Greens	Clermont, FL	Active Adult	2000	770	653	117	103	14
Bellaggio	Lake Worth, FL	Active Adult	2001	537	522	15	15	—
Cascades — Estero	Ft. Myers, FL	Active Adult	2002	614	437	177	151	26
Cascades — Sarasota	Sarasota, FL	Active Adult	2003	453	55	398	222	176
Cascades — World Golf Village	St. John's County, FL	Active Adult	2005	450	—	450	61	389
Cascades — Groveland	Groveland, FL	Active Adult	2005	999	—	999	69	930
Cascades — River Hall	Ft. Myers, FL	Active Adult	2005 Q3*	570	—	570	—	570
Cascades — Tradition (b)	Port St. Lucie, FL	Active Adult	2005 Q3*	1,200	—	1,200	—	1,200
Laurel Canyon	Canton, GA	Active Adult	2005 Q3*	766	—	766	—	766
Cascades — Southern Hills	Brooksville, FL	Active Adult	2005 Q4*	925	—	925	—	925

	Total Active Adult			8,442	2,747	5,695	672	5,023

Magnolia Lakes (b)	Port St. Lucie, FL	Family	2002	479	423	56	46	10
Regency Hills	Clermont, FL	Family	2002	265	222	43	37	6
Avalon Park	Orlando, FL	Family	2002	806	357	449	384	65
Summerport	Windermere, FL	Family	2003	481	197	284	274	10
Riomar	Sarasota, FL	Family	2004	154	—	154	71	83
Hunter’s Creek	Orange County, FL	Family	2004	112	—	112	112	—
Hartwood Reserve	Clermont, FL	Family	2004	325	—	325	122	203
San Simeon I	Ft. Myers	Family	2005 Q3*	219	—	219	—	219

	Total Family			2,841	1,199	1,642	1,046	596

	Total Currently in Development			11,283	3,946	7,337	1,718	5,619

Properties Under Contract to be Acquired (c)

	Total Active Adult		Various	905	—	905	—	905
	Total Family		Various	1,451	—	1,451	—	1,451

	Total Properties Under Contract			2,356	—	2,356	—	2,356

	Total Properties			13,639	3,946	9,693	1,718	7,975

*	Estimated sales commencement date
(a)	Actual number of units may vary from original project plan due to engineering and architectural changes.
(b)	Acquired from Land Division
(c)	There can be no assurance that current property contracts will be consummated.

BOWDEN HOMES
Homebuilding Communities
As of: 3/31/05

		Type of	Sales	Planned	Closed		Sold	Net Units
Community	Location	Community	Started	Units (a)	Units	Inventory	Backlog	Available
Currently in Development (includes optioned lots)
Lexington Crossing	Memphis, TN	Family	1999	100	97	3	1	2
Pinnacle Point	Memphis, TN	Family	1999	191	162	29	7	22
Mid-Summer Commons	Memphis, TN	Family	2001	214	157	57	15	42
South Pointe	Memphis, TN	Family	2001	122	82	40	19	21
Fox Creek	Memphis, TN	Family	2002	45	43	2	—	2
Riggins Hills	Memphis, TN	Family	2002	44	37	7	1	6
Sycamore Trace	Memphis, TN	Family	2002	233	105	128	2	126
Carlton Ridge	Memphis, TN	Family	2003	48	25	23	3	20
Concord Estates	Memphis, TN	Family	2003	70	19	51	11	40
Hidden Springs	Memphis, TN	Family	2003	12	9	3	—	3
Kirby Farms	Memphis, TN	Family	2003	139	133	6	3	3
Morning Woods	Memphis, TN	Family	2003	19	9	10	1	9
Princeton Hills	Memphis, TN	Family	2003	133	65	68	24	44
Shelby Place	Memphis, TN	Family	2003	117	74	43	8	35
Carlysle Place	Memphis, TN	Family	2004	88	2	86	17	69
Kelsey Point	Memphis, TN	Family	2004	51	19	32	27	5
Laurel Tree	Memphis, TN	Family	2004	58	11	47	35	12
Sutton Place	Memphis, TN	Family	2004	127	30	97	15	82
Whitten Forest	Memphis, TN	Family	2004	68	15	53	4	49
Dexter Ridge	Memphis, TN	Family	2005	78	—	78	—	78
The Commons	Memphis, TN	Family	2005	88	—	88	2	86
Savannah	Nashville, TN	Family	2004	45	2	43	1	42
Buckner Crossing	Nashville, TN	Family	2005	55	—	55	3	52

	Total Family			2,145	1,096	1,049	199	850

	Total Currently in Development			2,145	1,096	1,049	199	850

Properties Under Contract to be Acquired (b)
	Total Family		Various	1,520	—	1,520	—	1,520

	Total Properties Under Contract			1,520	—	1,520	—	1,520

	Total Properties			3,665	1,096	2,569	199	2,370

(a)	Actual number of units may vary from original project plan due to engineering and architectural changes.
(b)	There can be no assurance that current property contracts will be consummated.